UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2009

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                   0-17038                  13-3152196
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)

         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events.

On May 1, 2009, Concord Camera Corp. (the "Company") issued a press release announcing that its stock transfer books will be closed at the close of business on May 11, 2009 and future liquidating distributions, if any, will be made only to shareholders of record at that time. The full text of the press release issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit           Description
No.               of Exhibit
-------           -----------

99.1              Press Release of the Company, dated May 1, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CONCORD CAMERA CORP.

Date:  May 1, 2009                         By: /s/ Scott L. Lampert
                                               ---------------------------------
                                               Scott L. Lampert, Vice President
                                               General Counsel and Secretary